UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 13, 2010
(December 6, 2009)
____________________

RENAISSANCE BIOENERGY INC.
(formerly, ESE Corp.)
 (Exact name of registrant as specified in its charter)

NEVADA	000-53435
(State or other jurisdiction of incorporation)	(Commission File No.)

1875 Century Park East, Suite 700
Los Angeles, California 90067
 (Address of principal executive offices and Zip Code)

888-717-2221
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01      CHANGES IN CONTROL OF THE REGISTRANT

On December 6, 2009, Point North Investments LLC acquired 20,000,000 shares of common stock from Christopher M. Armstrong and 10,000,000 shares of common stock from Robin N. Long, both former officers and directors.  The amount of the consideration was $25,500 and the source of the funds were from working capital of Point North Investments LLC.  Under the terms of the transaction it was agreed that Scott D. Pummill, David Arthun, and Jeffrey Wolin were to be appointed officers and directors.

The following table sets forth the total number of shares of common stock owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately prior to the transaction described above. The stockholders listed below have direct ownership of his/her shares and possess sole voting and dispositive power with respect to the shares.

	Name and Address	Amount and Nature
Title of Class	Direct	of Direct Beneficial	Percent of
	Beneficial Owner	Ownership	Class

Common Stock	Christopher M. Armstrong	20,001,500 [1]	61.55%
	138 Weatherwood Road Rock Hill, South Carolina 29732

Common Stock	Robin N. Long	10,000,000	30.77%
	3107 Balkin Drive York, South Carolina 29745

All officers and directors
as a group (2 individuals)		30,001,500	92.32%

[1]	Includes 1,500 shares owned by Stacy Armstrong, the wife of Christopher Armstrong, our president.

The following table sets forth the total number of shares of common stock owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the foregoing transaction. The stockholders listed below have direct ownership of his/her shares and possess sole voting and dispositive power with respect to the shares.

	Name and Address	Amount and Nature
Title of Class	Direct	of Direct Beneficial	Percent of
	Beneficial Owner	Ownership	Class

Common Stock	Scott D. Pummill	0	0.00%
	1875 Century Park East Suite 700 Los Angeles, CA 90067
Common Stock	David Arthun	30,000,000 [1]	92.32%
	1875 Century Park East Suite 700 Los Angeles, CA 90067
Common Stock	Jeffrey Wolin	0	0.00%
	1875 Century Park East Suite 700 Los Angeles, CA 90067
All officers and directors
as a group (3 individuals)		30,000,000	92.32%

[1]	The 30,000,000 shares of common stock are held in the name of Point North Investments LLC, a corporation owned and controlled by David Arthun.

DESCRIPTION OF SECURITIES

Common Stock

Our authorized capital stock consists of 250,000,000 shares of common stock, with a par value of $0.00001 per share. The holders of our common stock:

*	have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;
*	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;
*	do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and
*	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

Non-cumulative voting

            Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

 Cash dividends

As of the date of this report, we have not paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of our board of directors and will depend upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Preferred Stock

We are authorized to issue 100,000,000 shares of preferred stock with a par value of $0.00001 per share. The terms of the preferred shares are at the discretion of the board of directors. Currently no preferred shares are issued and outstanding.

Anti-takeover provisions

There are no Nevada anti-takeover provisions that may have the affect of delaying or preventing a change in control.

Stock transfer agent

Securities Transfer Corporation is our transfer agent. Securities Transfer Corporation’s address is 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034 and its telephone number is (972) 963-0001.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 7, 2010, Christopher M. Armstrong and Robin N. Long resigned as officers and directors.  Neither Mr. Armstrong nor Ms. Long had any disagreement with us on matters relating to our operations, policies or practices.

On December 12, 2009, Scott D. Pummill was appointed Chief Executive Officer and a Director; David Arthun was appointed Chairman of the Board,Vice President and a Director; and, Jeffrey Wolin was appointed Director.

Scott Pummill has served as a Director and CEO of the company since December 12, 2009.  He served as CEO and director for Greenbelt Resources from April 2008 through September 2009.  He is a current member of the board of directors of Renewed World Energies.  Mr. Pummill has been involved with fundraising, contract negotiations & government relations for BioFuels projects and has consulted with international and domestic clients in the development and technology selection of their plants and operations.  Mr. Pummill has previously worked for UBS/PaineWebber and Motorola Ltd., South Korea.  Mr. Pummill holds a B.A. from Bowling Green University and Wright State University.

Jeffrey Wolin has been the President of Brighton Capital, Ltd., a boutique investment banking firm representing parties in mergers and acquisitions, public and private placements, convertible preferred/debt offerings, senior debt offerings and related services since 1997.  Mr. Wolin is a member of the board of directors of Blackbird Petroleum Corp. From 1994 until 1997, Mr. Wolin was a consultant to public companies in connection with mergers and acquisitions and financings. Previously, Mr. Wolin was a practicing corporate attorney with prominent firms in Los Angeles and Philadelphia.  Mr. Wolin is a graduate of the Columbia University with a degree in Biomedical and Chemical Engineering and a graduate of the University of Miami School of Law.

David Arthun has been President and Owner of Arthun Painting, Inc., a commercial paint contracting business since 2007.  Arthun Painting Inc. is the largest painting company in Alaska, specializing in public works projects (schools, hospitals, and military projects).  From 1999 until 2007, Sherwin Williams Paint Company employed Mr. Arthun where he was an Operations Manager, Market Manager, Architectural Sales Representative.   Mr. Arthun is also the Owner and President of Point North Investments LLC, an investment firm that focuses in Real Estate and Alternative Energy Projects.   Mr. Arthun is a graduate of the University of Montana with a degree in Business with an emphasis in marketing.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 6, 2010 we amended our articles of incorporation and changed our name to Renaissance Bioenergy Inc. and increase our authorized shares of common stock from 100,000,000 shares to 250,000,000 shares with a par value of $0.00001 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 12th day of January 2010.

RENAISSANCE BIOENERGY INC.

BY:	SCOTT PUMMILL
Scott Pummill, Chief Executive Officer